UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PLANET 13 HOLDINGS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all the boxes that apply)
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V94694-P52976  *Please check the meeting materials for any special requirements for virtual meeting attendance.  PLANET 13 HOLDINGS INC. 2548 WEST DESERT INN ROAD SUITE 100  LAS VEGAS, NEVADA 89109  PLANET 13 HOLDINGS INC.  2026 Annual General Meeting  Vote by June 9, 2026  11:59 PM ET  You invested in PLANET 13 HOLDINGS INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 10, 2026.  Get informed before you vote  View the Notice of Meeting, Proxy Statement, Annual Report on Form 10-K, and Request for Financial Statements online at  www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com,  (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 10, 2026  12:00 P.M. (Pacific Daylight Time)  To be held virtually at: www.virtualshareholdermeeting.com/PLNH2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V94695-P52976  1. Election of Directors.  For  Nominees:  1a. Robert Groesbeck  1b. Larry Scheffler  For  1c. Adrienne O’Neal  For  1d. Kevin Martin  For  1e. David Loop  For  1f. Nancy Saitta  For  1g. Leilani Bradford  For  2. Approve an amendment to Planet 13 Holdings Inc.’s 2023 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 32,000,000 to 52,000,000.  For  3. Ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.  For  NOTE: In their discretion, the proxyholder(s) may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends